Targeting Novel Immune Therapeutic Intervention Points First-in-Class Treatments for Patients with Myopathies & Lung Diseases Novel I/O Target for Universal Backbone Therapy for Cancer Patients aTyr Pharma, Inc. August 2017 Exhibit 99.2

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of Physiocrines and our product candidates, including Resolaris™, our iMod.Fc program and Project ORCA, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, and our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, our projected cash expenditures, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our Quarterly Report on Form 10-Q, our Annual Report on Form 10-K and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name, Resolaris™. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

LIFE Candidate Pipeline All programs currently wholly-owned Resokine Agonist Platform Preclinical Phase 1 Phase 2 Phase 3 Rare Muscular Dystrophies Resolaris Program (ATYR 1940)* Interstitial Lung Diseases iMod.Fc Program (ATYR 1923) Resolaris Program (ATYR 1940) Resokine Antagonist Platform Preclinical Phase 1 Phase 2 Phase 3 Various Cancers Project ORCA Resokine Pathway Hypothesis: A homeostatic pathway that controls the set point of key cells in the immune system. (Reso for resolution; Kine for activity) *Future development of Resolaris for Rare Muscular Dystrophies gated to a partnership iMod.Fc to enter clinic in 2017 IND candidate to be selected in 2017

Evolved from Cellular Homeostasis Genes over 400 Million Years Tapping the Power of the Resokine Pathway

Resokine Pathway: Evidence For A New Immunological Pathway in Humans: Resokine Disrupting the pathway promotes T-cell invasion Homeostasis Imbalance (↑ Immune cell invasion/activity) Diseased Muscle Diseased Lung Healthy muscle Healthy lung 100% (18 of 18) anti-synthetase syndrome patients tested positive for antibodies for Resokine iMod domain Modulates Immune System Antibodies Antagonize Modulation Unpublished data from aTyr and collaborator Statistics: Mann-Whitney test, p-value < 0.0001 Free Resokine Levels in Healthy Volunteers (n=117) 0/117 Healthy Volunteers with Undetectable Levels of Free Resokine Free Resokine Levels in Anti-Synthetase Syndrome Patients (n=52) 36/52 Patients with Undetectable Levels of Free Resokine p-value <0.0001

Resokine Levels Influence Tolerance and Immunity Resokine pathway as a set point modulator of immune engagement Adapted from graphic from Chen et al 2017 Tolerance Suppression Immunity Inflammation Immune Cell Population n

Resokine Hypothesis in Immune Invaded Tissues: Damage Signals Exceed Resokine Ability to Resolve Immune Engagement Adapted from graphic from Chen et al 2017 Tolerance Suppression Immunity Inflammation Immune Cell Population n Muscle Disease Lung Disease

Resokine Hypothesis in Cancer: Higher than Normal Resokine Adapted from graphic from Chen et al 2017 Tolerance Suppression Immunity Inflammation Immune Cell Population n Tumor Tissue

MOA Hypothesis: T Cells Release Granzyme B That Promotes Cell Death & Local Tissue Damage



T cell
(Activated/
No Resokine)
T cell
(Less Activated)
Resokine
bound
Granzyme B
Perforin
Granzyme B
Bid
gtBid
Bax
Bak
Mcl-1
Procaspase-8
Activated Caspase-8
Caspase-3
ICAD
CAD
BIM
Bak/Bax
Cytochrome c
APAF-1
Lamin B
Activated
Caspase-3
Apoptosome
Procaspase-9
CAD
DNA Fragmentation
Promotes
Cell
Death



Muscle Disease



Lung Disease



Tumor Tissue

aTyr Pharma NASDAQ: LIFE

Boivin et al., Lab Invest., 2009
Chen et al., Immunity, 2013

9

Resokine Inhibits Granzyme B Release From Activated Human T Cells

Key mediator of T cell cytotoxicity

Human T Cell Granzyme B Release Post Activation



1500
1000
500
LLOD - 0
Granzyme B (pg/mL)
****
unstim
vehicle
10
30
100
300
1,000
3,000
10,000
30,000
Stimulated
Resokine (pM)

Potential For More Tissue Damage

Note: Common with human donors and T cell assays to have variability



CTL
Granzyme B
Perforin
Bid
gtBid
Bax
Bak
Mcl-1
BIM
Bak/Bax
Procaspase-8
Activated Caspase-8
Caspase-3
ICAD
CAD
Cytochrome c
APAF-1
Apoptosome
Procaspase-9
Activated Caspase-3
Lamin B
DNA Fragmentation

Granzyme B Promotes Cell Death

aTyr Pharma NASDAQ: LIFE

**** $p < 0.0001$

10

Effector functions at levels closer to a resting T cell Stimulatory pathways at levels closer to a resting T cell Resokine Agonists Change T Cell Phenotype Unique MOA to orchestrate immune homeostasis in activated T cells Shifts trafficking & residence closer to a resting T cell T cell (Less activated) Acts predominantly on CD4 & CD8 (activated only) T cell (Activated; No Resokine) Resokine

Harnessing New Immunological Insights
Across 3 Therapeutic Areas, 3 Therapeutic Modalities

Cooling Down **the Immune System**

Resolaris



"Native Agonist" to Resokine pathway

May promote tissue homeostasis in muscle & lung

No observed signs of immunosuppression; Signals of potential improved muscle function

iMod.Fc



"Engineered Agonist" Splice variant of Resokine fused to Fc of antibody

May promote tissue homeostasis in lung

Fc reduces clearance; allowing for potential TPP of monthly dosing

Heating Up **the Immune System**

ORCA



"Antagonist" Antibody to Resokine pathway

Potential to *Disrupt* tumor homeostasis

Preclinical tumor activity; Pathway appears upregulated in cancer

TPP *= Target Product Profile*

ILD *= Interstitial Lung Disease*

ORCA *= Orchestrating Resokine Complete Antagonism*

aTyr Pharma NASDAQ: LIFE

12

Harnessing the Resokine Pathway to Treat Multiple Rare Muscle Diseases Resolaris Program

Rare Myopathies Have an Immune Component

Chronic damage, homeostasis disrupted

Genetic Mutation	Aberrant Protein Expression
FSHD	Inappropriate proteins in muscle
LGMD2B	Mutated dysferlin proteins in muscle
DMD	Mutated dystrophin proteins in muscle

Localized T Cell Invasion/Engagement



Untapped therapeutic intervention point
While maintaining muscle biology

Potential to link genotype to specific T cell phenotype
All debilitating diseases with little or no therapeutic treatments

Frisullo et al., J. Clin. Immunol., 2011. Gallardo et al. Neurology, 2001. Flanigan et al. Human Gene Therapy, 2013.

FSHD = Facioscapulohumeral Muscular Dystrophy. LGMD2B = Limb Girdle Muscular Dystrophy 2B. DMD = Duchenne Muscular Dystrophy.

aTyr Pharma NASDAQ: LIFE
14

Resolaris Program Snapshot



Patients	Rare Myopthies with an Immune Component
Therapeutic concept	Upregulate naturally occurring homeostatic pathway involving immune cells
Target	Resokine pathway: activated T-cell
Rationale	Functional knockout in humans & rodents results in increased muscle damage
Molecular entity	57.4kD monomer (recombinant human Resokine slightly truncated)
Affinity	In vitro cell assay (human T cells) $EC_{50} \leq 100$ pM
Human active dose	3.0 mg/kg (weekly or bi-weekly)
Human safety profile	• 44 patients have received Resolaris for a total drug exposure of 204 patient months • Generally well-tolerated; low-level anti-drug antibody signals did not result in clinical symptoms; some transient infusion related reactions observed • No observed signs of general immunosuppression • 12 patients have received at least 6 months of Resolaris with no significant trends of worsening in either muscle function or quality of life assessments
Clinical activity	• Muscle function signals: Adult LGMD2B, Early onset FSHD > Adult FSHD • Overall patients not feeling worse as measured by quality of life questionnaire
Clinical development plans	**Conduct large randomized controlled trial (RCT) in rare muscular dystrophy (commence post partnership)**

aTyr Pharma NASDAQ: LIFE

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Resolaris Clinical Data from Three Phase 1/2a Clinical Trials Signals of clinical activity (improved muscle function) in patients n = 4 n = 2 n = 4 n = 8 n = 9 Overall Mean MMT Change Week 14 by Dose Group FSHD & LGMD2B Patients From 002, 003, 004 Trials Mean Change from baseline (%) Decrease Muscle Function Increase Muscle Function n = 6 002 Adult FSHD 3.0 mg/kg Placebo-controlled 004 Adult FSHD 1.0 mg/kg Open-label 004 Adult LGMD 3.0 mg/kg Open-label 003 E.O.FSHD 3.0 mg/kg Open-label 004 Adult FSHD 3.0 mg/kg Open-label MMT = Manual Muscle Testing a validated assessment of muscle function/strength in 14 muscle groups E.O. = Early Onset 002 Adult FSHD Placebo Placebo control 50% to 78% of patients in Resolaris dose groups had increased MMT scores

Lung Physiocrine Engineered to Treat Multiple Pulmonary Diseases iMod.Fc Program

Resokine Promotes Lung Homeostasis


Perturbation
• Injury
• Infection
• Genetic
• Exacerbation
Epithelial damage
IL-1β, TNF, IFNγ
Pharmacologic restoration of tissue homeostasis and resolution of immune engagement
Neutrophil
Macrophage
Granzyme B
T Cell
Mast Cell
iMod
Natural Resokine levels
Resokine
Resokine Therapy to "Cool Down" Immune System
Circulation
IL-13, TGFβ, TNF, IL-1β
Fibrocytes
EMT
Fibroblasts
Natural restoration of tissue homeostasis and resolution of immune engagement
Interstitial Lung Disease
Severe tissue remodeling
Excess deposition of extracellular matrix (ECM)

aTyr Pharma NASDAQ: LIFE
18

Connective Tissue Diseases (CTDs) Occult CTD + Serologies Idiopathic Pulmonary Fibrosis (IPF) Constant Immune Engagement: Acute & Chronic Sarcoidosis Chronic Hypersensitivity Pneumonia Non-Specific Interstitial Pneumonia Level of Fibrosis Interstitial Lung Diseases Shared Immune Engagement Significant and persistent immune engagement provoking fibrosis Interstitial Lung Diseases (ILDs) span the spectrum in terms of level of fibrosis; but all share persistent immune engagement Slide adapted from Dr. Steven Nathan, Medical Director, Advanced Lung Disease & Transplant Program at Inova Fairfax Hospital, Falls Church, VA

Pathophysiological Role of T Cells in ILD

	Sarcoidosis	Hypersensitivity Pneumonitis	Idiopathic Pulmonary Fibrosis

Elevated T Cell Activity in ILDs



p<0.001
p<0.003
p<0.004
p<0.001
p<0.003
p<0.004
mRNA-positive cells in BAL fluid %
16
12
8
4
0
IL-2
IFN-γ
● Healthy control ▲ Non-active sarcoidosis ■ Active sarcoidosis



*
CD4/CD8 ratio
15
10
5
0
Controls
Subacute
Chronic



500
400
300
200
100
0
Cells/mm²
CD4⁺ cells
CD8⁺ cells
B cells
p=0.01
p=0.005
p=0.003
Slow Rapid
Slow Rapid
Slow Rapid

T Cells Correlated with Negative Outcomes



120
100
80
60
Percentage of predicted TLC
0
5
10
15
IL-2 (RFI)
○ Healthy volunteers
● Sarcoidosis patients
r = -0·67
P = 0·006



Probability of Survival
Time (years)
at risk

Percentage of lymphocytes in pulmonary lavage independently associated with survival



CD8+ TLs (% of total cells)
FVC (% pred)

Prasse et al. Clin Exp Immunol 2000
Daniil et al. Resp Research 2005
Arranz, et al. Eur Resp J 2016

Balestro et al. PLOS ONE. 2016
Barrera et al. Am J Respir Crit Care Med 2007
Minshall et al. Eur Resp J 1997

TLC= Total Lung Capacity
FVC = Forced Vital Capacity
*slow and rapid progressors

aTyr Pharma NASDAQ: LIFE
20

iMod.Fc Outperforms Current Treatment

Established rodent model for idiopathic pulmonary fibrosis (IPF)



Improvement in Ashcroft Score (%)*
0
10
20
30
40
50
33
2,800
0.8
Total drug (mg/kg)
TGF β Ab
3mg/kg
IP QOD
D0-D 21
Pirfenidone
100 mg/kg
PO BID
D8-D 21
iMod.Fc
0.4 mg/kg
IV mg/kg
D8, D15

Outperformed Pirfenidone (SOC for IPF) and TGFβ Ab (Fibrosis pathway blocker) in the bleomycin IPF model at lower and less frequent dosing**

*The Ashcroft scale for the evaluation of bleomycin-induced lung fibrosis is the analysis of stained histological samples by visual assessment

**Bleomycin mouse model abstract presented as a poster at the American Thoracic Society in May 2017

aTyr Pharma NASDAQ: LIFE

21

***P ≤ 0.001; ****P < 0.0001; ns = not significant Respiratory Minute Volume = amount of air inhaled/exhaled/min Nintedanib dosed daily iMod.Fc Returns Breathing to Normal Respiratory Minute Volume iMod.Fc iMod.Fc iMod.Fc outperformed Nintedanib (SOC for IPF) in the respiratory mouse model at lower and less frequent dosing

iMod.Fc Program Snapshot



Patients	Interstitial Lung Diseases, including IPF
Therapeutic concept	Upregulate naturally occurring homeostatic pathway involving immune cells
Target	Resokine pathway: activated T-cell
Rationale	Functional knockout in humans & rodents results in lung damage
Molecular entity	64.5kD: covalent dimer (native human Resokine iMod + Fc AA sequence)
Affinity	In vitro cell assay (human T cells) $EC_{50} \leq$ 100pM
Proposed human dosing	0.03 mg/kg up to 5.0 mg/kg
Target administration	Monthly dosing (IV infusion)
Clinical development plans	**Conduct Phase 1/2a single and multiple ascending dose trial in healthy volunteers (commence 2017) and patients with interstitial lung disease (commence 1H 2018)**

aTyr Pharma NASDAQ: LIFE

23

iMod.Fc Phase 1/2a Program Current Plan

Program Overview
(Final trial designs subject to approval of regulatory authorities)
Randomized, Double-Blind, Placebo-Controlled Studies to Investigate the Safety, Tolerability, Immunogenicity, Pharmacokinetics and Pharmacodynamics of Intravenous ATYR1923 (iMod.Fc) in Healthy Volunteers and Patients with Interstitial Lung Disease.

Phase 1 - Healthy Volunteers:
- Approximately 36 subjects
- Single study drug infusion
- Starting at 0.03 mg/kg, increasing at half-log, up to potentially 5.0 mg/kg
- Initiation – first subject expected to be dosed in the second half of 2017
- Data expected in first half of 2018

Phase 2a: **– Interstitial Lung Disease Patients:**
- First patient expected to be dosed mid-2018; with potential data read-outs within 6 months of trial initiation

Phase 2a Potential Patient Analysis:
- BALF
- Imaging: HRCT, PET
- Disease Biomarkers: ACE, IL-2R, Neopterin, Resokine PD Assay

BALF = Bronchoalveolar Lavage Fluid analysis
PET = Positron Emission Tomography scan
HRCT = High-Resolution Computed Tomography
ACE = Angiotensin Converting Enzyme

aTyr Pharma NASDAQ: LIFE
24

By Hijacking a 400 Million Year Old Pathway, Resokine Cancer Promoting Tumor Homeostasis

Resokine: Potential Key Regulator of Tissue & Tumor Homeostasis

Cancer homeostasis follows homeostasis evolution



Cellular Homeostasis
Complex Tissue Homeostasis (mammalian immune system)
Resokine*
CTLA-4
PD-1
tRNA Synthetase
Physiocrines
Years Ago: ~3.5 billion
~450m
~360m
~75m
~25m
~300k

Science 2014



Tumor Growth Mirrors LIFE Evolution:



Cell with mutation
Hyperplasia
Dysplasia
In situ cancer
Invasive cancer

**Resokine, CTLA-4, PD-1 timeline for when >70% sequence identity*

Guo et al. Nature 2010; Science 2017; Science 2007; Nature 2002; Nature 2010; Genome Research 2000

aTyr Pharma NASDAQ: LIFE

26

B Project ORCA: Resokine Antagonists Activating T Cells “Turning Up the Heat” To Disrupt Tumor Homeostasis

Higher Resokine Levels in Tumors: Colder Immune System at the Tumor Adapted from graphic from Chen et al 2017 Tolerance Suppression Immunity Inflammation Immune Cell Population n 2 Increases the local tumor requirement for immune cell activation/ engagement 1 Tumor “highjacks” the primal homeostatic pathway 4 Increased likelihood of immuno-shielding metastatic tumor cells 3 Increased Pathway levels in circulation from diffusion Resokine Proteins

Setting Lower Resokine Levels in Cancer Patients in Tumors: Hotter Immune System at the Tumor Adapted from graphic from Chen et al 2017 Tolerance Suppression Immunity Inflammation Immune Cell Population n 1 Potential to therapeutically disrupt cancer homeostasis 2 Target Resokine Pathway 3 With an antibody

ORCA: Development Highlights & Status

Development Highlights	Status
✓ Resokine over expressed in all cancers tested to date	Over 10 tumor types tested; >300 patient samples tested; ≥95% of patients tested positive for Resokine
✓ Human evidence of Ab blockade; changes T cell behavior	Anti-synthetase syndrome patients
✓ Key blocking epitope	Out of multitude of Resokine epitopes
✓ Tested Resokine Abs in multiple mouse syngeneic tumor models	Outperformed checkpoint inhibitors (e.g. Abs to PD-1, PD-L1, and CTLA-4) in various animal models
✓ Tested Resokine Abs in combination	Efficacy potential as monotherapy and Resokine Abs with checkpoint inhibitors (based on tumor model data)
✓ Resokine Ab assay development & "Druggability"	Resokine Abs shown to knock-out Resokine pathway
✓ Biomarker identified and tested	Liquid biopsy: correlates with tumor volume and efficacy
❑ Resokine antibody selection	On track to declare an IND candidate by end of 2017
❑ Publications/preclinical presentations	Throughout 2018
❑ Phase 1	2019

aTyr Pharma NASDAQ: LIFE
30

Building a New Class of Therapeutics For Patients Foundation for the Future

LIFE Leaders Andrea Cubitt, Ph.D. VP, Product Protection John Blake, CPA SVP, Finance Sanjay Shukla, M.D. Chief Medical Officer Holly D. Chrzanowski VP, Enterprise Talent and Organization Ashraf Amanullah, Ph.D. VP, Manufacturing John Mendlein, Ph.D. Chief Executive Officer Sanuj Ravindran, M.D. Chief Business Officer David King, Ph.D. SVP, Research Grove Matsuoka SVP, Product Programs and Planning Nancy Krueger VP, Legal Affairs

LIFE Corporate Goals and Financial Update Corporate Goals Advance Pipeline with Two Molecules in the Clinic iMod.Fc scheduled to commence Phase 1 in 2017 Declare 3rd IND Candidate ORCA on track to declare an IND candidate in 2017 Partner One or More Wholly-Owned Programs Active discussions ongoing (Resolaris/iMod.Fc/ORCA) Financial Update $57.2M cash and investments as of 6/30/2017 Announced Private Placement on 8/28/17 with $45.8M in gross proceeds